EXHIBIT 32.1



             Certification of Chief Executive Officer and and Chief
                Financial Officer pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002
                    regarding Quarterly Report on Form 10-QSB
                    for the quarter ended September 30, 2004
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         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of a British Columbia corporation (the "Company"), does hereby certify that:

         1. The Company's Quarterly Report on Form 10-QSB for the fiscal period ended September 30, 2004, (the Form 10Q-SB) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:    April 26, 2006                By:      /s/ Harmon S. Hardy
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                                       Harmon S. Hardy
                                       President and Principal Officer